EARNINGS/(LOSS) PER SHARE	12 Months Ended
Dec. 31, 2025
Earnings Per Share [Abstract]
EARNINGS/(LOSS) PER SHARE	EARNINGS/(LOSS) PER SHARE
The computation of basic earnings/(loss) per share ("EPS") is based on the weighted average number of shares outstanding during the year and the consolidated net income or loss of the Company. Diluted EPS includes the effect of the assumed conversion of potentially dilutive instruments. In the computation of the diluted EPS, the dilutive impact of the Company’s stock options is calculated using the "treasury stock" guidelines and the "if-converted" method is used for convertible securities.

The components of the numerator for the calculation of basic and diluted EPS are as follows:

	Year ended December 31,
(in thousands of $)	2025	2024	2023
Basic and diluted earnings/(loss) per share:
Net (loss)/income available to shareholders	(26,431)	130,653	83,937
The components of the denominator for the calculation of basic and diluted EPS are as follows:

	Year ended December 31,
(in thousands)	2025	2024	2023
Basic earnings/(loss) per share:
Weighted average number of common shares outstanding*	133,064	129,391	126,249
Diluted earnings/(loss) per share:
Weighted average number of common shares outstanding*	133,064	129,391	126,249
Effect of dilutive share options	—	609	335
Weighted average number of common shares outstanding assuming dilution	133,064	130,000	126,584

	Year ended December 31,
	2025	2024	2023
Basic (loss)/earnings per share:	$(0.20)	$1.01	$0.67
Diluted (loss)/earnings per share:	$(0.20)	$1.01	$0.66

*The weighted average number of common shares outstanding excluded 8,000,000 shares issued as part of a share lending arrangement relating to the Company's issuance of 5.75% senior unsecured convertible bonds in October 2016 and 3,765,842 shares issued as part of a share lending arrangement relating to the Company's issuance of 4.875% senior unsecured convertible bonds in April and May 2018. The Company entered into a general share lending agreement with another counterparty and after the maturity of the bonds, 8,000,000 and 3,765,142 shares, respectively, from each issuance under the two initial share lending arrangements described above were transferred into such counterparty's custody. During the year ended December 31, 2024, the Company cancelled the remaining 700 shares, which were previously held by the Company’s transfer agent. Accordingly, the total 11,765,142 of shares which had been issued under these arrangements, are not included in the weighted average number of common shares outstanding as of December 31, 2025 (2024: 11,765,142, 2023: 11,765,842 ).

The weighted average number of common shares outstanding also excludes 2,347,752 shares repurchased by the Company under its Share Repurchase Program and held as treasury stock as of December 31, 2025. (See also Note 22: Share Capital, Additional Paid-In Capital and Contributed Surplus).

In the year ended December 31, 2025, basic and diluted net loss per share were the same because the effect of all potentially dilutive securities was antidilutive. The effect of share options were excluded from the diluted earnings per share calculation for this period as their inclusion would have been antidilutive. In May 2023, the Company redeemed the full amount outstanding under the 4.875% senior unsecured convertible bonds due 2023. The remaining outstanding principal amount of $84.9 million was fully satisfied in cash. During January and March 2023, the Company purchased bonds with principal amounts totaling $53.0 million from the 4.875% senior unsecured convertible bonds due 2023. As of December 31, 2024, the principal amounts of the repurchased and redeemed bonds were anti-dilutive, assuming if converted, at the start of the period.